UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-04429

Dreyfus U.S. Treasury Long Term Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	06/30/16

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus U.S. Treasury Long Term Fund

SEMIANNUAL REPORT June 30, 2016

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus U.S. Treasury Long Term Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus U.S. Treasury Long Term Fund, covering the six-month period from January 1, 2016 through June 30, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets experienced heightened turbulence over the first half of 2016 when global economic challenges fueled dramatic swings in market sentiment. At the start of the year, investors reacted cautiously to an economic slowdown in China, sluggish growth in Europe, plummeting commodity prices, and rising short-term interest rates in the United States. These worries sparked sharp declines in U.S. and global equity markets, while high-quality bonds gained value as investors flocked to traditional safe havens.

Investor sentiment subsequently rebounded when U.S. monetary policymakers refrained from additional rate hikes, major central banks eased their monetary policies further, and commodity prices improved. Stocks rallied strongly during the spring, recouping earlier losses, and bonds continued to benefit from robust investor demand. Still, by June, uncertainty continued to dominate the capital markets amid worries about Great Britain’s exit from the European Union and disappointing job growth in the United States.

We remain encouraged by the resilience of the stock and bond markets, but we expect volatility to persist until global economic uncertainty abates. In addition, wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets suggest that selectivity may be an important determinant of investment success over the second half of 2016. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
July 15, 2016

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2016 through June 30, 2016, as provided by Robert Bayston and Nate Pearson, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended June 30, 2016, Dreyfus U.S. Treasury Long Term Fund achieved a total return of 14.32%.1 In comparison, the fund’s benchmark, the BofA Merrill Lynch Governments, U.S. Treasury Long-Term Index, achieved a total return of 14.79% for the same period.2

U.S. Treasury securities benefited over the first half of 2016 from falling long-term interest rates in the midst of global economic headwinds. The fund modestly lagged its benchmark, mainly due to its exposure to Treasury Inflation-Protected Securities (TIPS).

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income. To pursue its goal, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. Treasury securities. The fund invests in U.S. Treasury bills, notes, bonds, and other securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities.

Since U.S. Treasury bills, notes, and bonds are backed by the full faith and credit of the U.S. government, they are generally considered among the highest-quality investments available. By investing in these obligations, the fund seeks to maintain a higher credit profile. Of course, the market value of the fund’s securities and the value of fund shares are not insured or guaranteed by the U.S. government. The fund generally maintains a dollar-weighted average maturity of 10 years or more, which can result in significant risk of principal decline if interest rates rise sharply.

High-Quality Bonds Outperformed Riskier Assets

The U.S. bond market proved volatile early in the reporting period amid concerns that the interest-rate hike by the Federal Reserve Board (the “Fed”) in December 2015 might be the first in a series of rate increases during 2016. Concerns about global economic conditions also sparked heightened market turbulence when an economic slowdown in China and plummeting commodity prices triggered a flight to traditional safe havens. Demand intensified for U.S. Treasury securities, sending their prices higher and yields lower. In contrast, corporate-backed bonds generally lost value.

In mid-February, comments from the Fed suggested that U.S. policymakers would delay additional interest rate hikes due to global economic challenges. In addition, commodity prices began to rebound, and the People’s Bank of China and the European Central Bank announced new stimulus measures. Investors regained a degree of confidence, and riskier corporate bonds began to recover from previous weakness, enabling those bonds to recoup previous losses. Meanwhile, demand for high-quality U.S. government securities remained robust from global investors seeking more competitive yields than were available from sovereign bonds in overseas markets.

Near the end of the reporting period, concerns surrounding a referendum in the United Kingdom regarding its membership in the European Union (EU) produced renewed volatility. In response to the vote in late June to leave the EU, a surge in demand by investors for traditional safe havens drove prices of U.S. Treasury securities higher and their yields toward historical lows. The

DISCUSSION OF FUND PERFORMANCE (continued)

positive effects of these developments were especially pronounced among long-term U.S. Treasuries, which substantially outperformed intermediate- and short-term Treasuries.

TIPS Exposure Dampened Fund’s Relative Results

Although the fund participated significantly in the bond market’s rally, its performance compared to its benchmark was hampered to a modest degree by the fund’s exposure to TIPS with maturities in the 10- to 30-year range. These inflation-adjusted securities lagged their nominal counterparts when inflationary pressures remained muted amid sluggish economic growth.

On the other hand, the fund’s performance compared to its benchmark benefited from its holdings of U.S. government agency STRIPS, which are types of zero-coupon securities that tend to be more sensitive to changing interest rates. Although we generally maintained the fund’s average duration in a market-neutral position, we briefly adopted a shorter duration posture in March, which helped to dampen market volatility at the time.

We also employed futures contracts during the reporting period to implement the fund’s interest-rate strategies.

Positive Supply-and-Demand Influences Expected

Despite the recent market rally, we remain optimistic regarding the prospects for long-term U.S. Treasury securities over the foreseeable future. As of the reporting period’s end, we expect a moderately positive U.S. economic growth rate to continue. While inflation may accelerate from current levels, we believe any increase is likely to be relatively modest. Meanwhile, we expect robust overseas demand for U.S. Treasuries to persist, especially if the U.S. dollar gains value against other major currencies. Demand for U.S. Treasuries may also increase from institutional investors, such as pension funds, that do not traditionally participate in the market.

In this environment, we have maintained the fund’s market-neutral duration posture, but we are prepared to adjust it as circumstances warrant. We also have retained its holdings of TIPS, which we believe are attractively valued compared to historical norms.

July 15, 2016

The fund is subject mainly to interest-rate risks. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The performance figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated, or modified at any time. Had these expenses not been absorbed, the fund’s performance would have been lower.

2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. The BofA Merrill Lynch Governments, U.S. Treasury Long-Term Index is an unmanaged performance benchmark for Treasury securities with maturities of 10 years and over; issues in the index must have par amounts outstanding greater than or equal to $1 billion. Investors cannot invest directly in any index.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus U.S. Treasury Long Term Fund from January 1, 2016 to June 30, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2016

Expenses paid per $1,000†	$ 3.46
Ending value (after expenses)	$1,143.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2016

Expenses paid per $1,000†	$ 3.27
Ending value (after expenses)	$1,021.63

† Expenses are equal to the fund’s annualized expense ratio of .65%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
June 30, 2016 (Unaudited)

Bonds and Notes - 99.1%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
U.S. Government Agencies - 2.3%
Federal Home Loan Mortgage Corp., Notes	0.00	3/15/31	3,300,000	[a,b]	2,260,055
U.S. Government Securities - 96.8%
U.S. Treasury Bonds	5.25	11/15/28	2,395,000		3,372,787
U.S. Treasury Bonds	5.25	2/15/29	960,000		1,358,194
U.S. Treasury Bonds	5.38	2/15/31	860,000	[c]	1,276,143
U.S. Treasury Bonds	5.00	5/15/37	2,900,000		4,459,034
U.S. Treasury Bonds	3.50	2/15/39	5,050,000		6,377,498
U.S. Treasury Bonds	4.38	11/15/39	4,145,000	[c]	5,896,179
U.S. Treasury Bonds	4.63	2/15/40	3,920,000		5,766,763
U.S. Treasury Bonds	4.38	5/15/40	4,140,000		5,896,184
U.S. Treasury Bonds	4.75	2/15/41	3,950,000	[c]	5,932,868
U.S. Treasury Bonds	3.13	11/15/41	5,825,000		6,886,810
U.S. Treasury Bonds	3.13	2/15/42	5,415,000		6,405,988
U.S. Treasury Bonds	2.75	11/15/42	5,915,000		6,514,012
U.S. Treasury Bonds	2.88	5/15/43	5,470,000		6,156,529
U.S. Treasury Bonds	3.00	11/15/44	5,220,000		6,007,995
U.S. Treasury Bonds	3.00	11/15/45	5,165,000		5,944,187
U.S. Treasury Bonds	2.50	2/15/46	8,855,000	[c]	9,229,266
U.S. Treasury Bonds	2.50	5/15/46	2,025,000		2,112,644
U.S. Treasury Inflation Protected Securities, Notes	0.38	7/15/23	2,724,099	[d]	2,820,543
U.S. Treasury Inflation Protected Securities, Notes	0.63	1/15/26	1,998,465	[d]	2,106,468
U.S. Treasury Notes	1.63	5/15/26	635,000		643,161
				95,163,253
Total Bonds and Notes (cost $87,129,911)			97,423,308
Short-Term Investments - .3%

U.S. Treasury Bills	0.23	9/15/16	35,000	[e]	34,986
U.S. Treasury Bills	0.57	4/27/17	300,000		299,016
Total Short-Term Investments (cost $333,473)			334,002

Other Investment - 1.2%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $1,143,987)	1,143,987	[f] 1,143,987
Total Investments (cost $88,607,371)	100.6%	98,901,297
Liabilities, Less Cash and Receivables	(0.6%)	(634,477)
Net Assets	100.0%	98,266,820

a Security issued with a zero coupon. Income is recognized through the accretion of discount.
b The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
c Security, or portion thereof, on loan. At June 30, 2016, the value of the fund’s securities on loan was $19,953,799 and the value of the collateral held by the fund was $20,734,084, consisting of U.S. Government & Agency securities.
d Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
e Held by or on behalf of a counterparty for open financial futures contracts.
f Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
U.S. Treasury Bonds	91.2
U.S. Treasury Notes	5.6
U.S. Government & Agencies	2.3
Short-Term/Money Market Investments	1.5
100.6

† Based on net assets.

See notes to financial statements.

STATEMENT OF FINANCIAL FUTURES
June 30, 2016 (Unaudited)

	Contracts	Market Value Covered by Contracts ($)	Expiration	Unrealized Appreciation (Depreciation) at 06/30/2016 ($)

Financial Futures Long
U.S. Treasury Ultra Long Bond	7	1,304,625	September 2016	24,857
Financial Futures Short
U.S. Treasury 5 Year Notes	46	(5,619,547)	September 2016	(15,882)
Gross Unrealized Appreciation				24,857
Gross Unrealized Depreciation				(15,882)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2016 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $19,953,799)—Note 1(b):
Unaffiliated issuers	87,463,384	97,757,310
Affiliated issuers	1,143,987	1,143,987
Cash		9,023
Dividends, interest and securities lending income receivable		593,275
Receivable for shares of Beneficial Interest subscribed		15,680
Prepaid expenses		19,456
		99,538,731
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		35,195
Payable for investment securities purchased		885,299
Payable for shares of Beneficial Interest redeemed		285,220
Payable for futures variation margin—Note 4		9,938
Accrued expenses		56,259
		1,271,911
Net Assets ($)		98,266,820
Composition of Net Assets ($):
Paid-in capital		87,521,545
Accumulated distributions in excess of investment income—net		(32,219)
Accumulated net realized gain (loss) on investments		474,593
Accumulated net unrealized appreciation (depreciation) on investments (including $8,975 net unrealized appreciation on financial futures)		10,302,901
Net Assets ($)		98,266,820
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		4,535,181
Net Asset Value Per Share ($)		21.67

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2016 (Unaudited)

Investment Income ($):
Income:
Interest	1,041,014
Dividends from affiliated issuers	1,476
Income from securities lending—Note 1(b)	5,783
Total Income	1,048,273
Expenses:
Management fee—Note 3(a)	121,133
Shareholder servicing costs—Note 3(b)	56,549
Professional fees	52,802
Registration fees	14,248
Prospectus and shareholders’ reports	6,507
Trustees’ fees and expenses—Note 3(c)	3,657
Custodian fees—Note 3(b)	3,130
Loan commitment fees—Note 2	581
Miscellaneous	9,052
Total Expenses	267,659
Less—reduction in expenses due to undertaking—Note 3(a)	(3,214)
Less—reduction in fees due to earnings credits—Note 3(b)	(282)
Net Expenses	264,163
Investment Income—Net	784,110
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,059,925
Net realized gain (loss) on financial futures	(14,181)
Net Realized Gain (Loss)	1,045,744
Net unrealized appreciation (depreciation) on investments	8,961,156
Net unrealized appreciation (depreciation) on financial futures	8,975
Net Unrealized Appreciation (Depreciation)	8,970,131
Net Realized and Unrealized Gain (Loss) on Investments	10,015,875
Net Increase in Net Assets Resulting from Operations	10,799,985

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations ($):
Investment income—net	784,110	1,669,995
Net realized gain (loss) on investments	1,045,744	3,410,833
Net unrealized appreciation (depreciation) on investments	8,970,131	(7,782,118)
Net Increase (Decrease) in Net Assets Resulting from Operations	10,799,985	(2,701,290)
Dividends to Shareholders from ($):
Investment income—net	(939,819)	(1,856,255)
Net realized gain on investments	(22,680)	-
Total Dividends	(962,499)	(1,856,255)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	38,934,063	55,137,252
Dividends reinvested	831,071	1,559,003
Cost of shares redeemed	(18,506,410)	(85,825,568)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	21,258,724	(29,129,313)
Total Increase (Decrease) in Net Assets	31,096,210	(33,686,858)
Net Assets ($):
Beginning of Period	67,170,610	100,857,468
End of Period	98,266,820	67,170,610
Undistributed (distributions in excess of) investment income—net	(32,219)	123,490
Capital Share Transactions (Shares):
Shares sold	1,904,417	2,770,642
Shares issued for dividends reinvested	40,222	78,458
Shares redeemed	(912,008)	(4,376,778)
Net Increase (Decrease) in Shares Outstanding	1,032,631	(1,527,678)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended June 30, 2016 (Unaudited)
		Year Ended December 31,
		2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	19.18	20.05	16.75	20.09	20.30	16.76
Investment Operations:
Investment income—net[a]	.20	.42	.46	.48	.46	.55
Net realized and unrealized gain (loss) on investments	2.54	(.81)	3.39	(3.07)	.15	4.23
Total from Investment Operations	2.74	(.39)	3.85	(2.59)	.61	4.78
Distributions:
Dividends from investment income—net	(.24)	(.48)	(.55)	(.56)	(.57)	(.65)
Dividends from net realized gain on investments	(.01)	-	-	(.19)	(.25)	(.59)
Total Distributions	(.25)	(.48)	(.55)	(.75)	(.82)	(1.24)
Net asset value, end of period	21.67	19.18	20.05	16.75	20.09	20.30
Total Return (%)	14.32[b]	(2.00)	23.27	(13.18)	3.06	29.32
Ratios/ Supplemental Data (%):
Ratio of total expenses to average net assets	.66[c]	.66	.68	.72	.89	1.06
Ratio of net expenses to average net assets	.65[c]	.65	.65	.65	.65	.65
Ratio of net investment income to average net assets	1.94[c]	2.17	2.50	2.59	2.29	3.06
Portfolio Turnover Rate	51.49[b]	129.48	48.86	75.81	90.29	90.58
Net Assets, end of period ($ x 1,000)	98,267	67,171	100,857	53,009	90,862	82,954

a Based on average shares outstanding.
b Not annualized.
c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus U.S. Treasury Long Term Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective seeks to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), and financial futures are valued each business day by an independent pricing service (the “Service”) approved by the fund’s Board of Trustees (the “Board”) Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Financial futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2016 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Mutual Funds	1,143,987	-	-	1,143,987
U.S. Government Agencies/ Mortgage-Backed	-	2,260,055	-	2,260,055
U.S. Treasury	-	95,497,255	-	95,497,255
Other Financial Instruments:
Financial Futures†	24,857	-	-	24,857
Liabilities ($)
Other Financial Instruments:
Financial Futures†	(15,882)	-	-	(15,882)

† Amount shown represents unrealized appreciation (depreciation) at period end.

At June 30, 2016, there were no transfers between levels of the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended June 30, 2016, The Bank of New York Mellon earned $1,647 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended June 30, 2016 were as follows:

Affiliated Investment Company	Value 12/31/2015 ($)	Purchases ($)	Sales ($)	Value 6/30/2016 ($)	Net Assets (%)
Dreyfus Institutional Cash Advantage Fund, Institutional Shares	-	932,950	932,950	-	-
Dreyfus Institutional Preferred Plus Money Market Fund	4,665,358	28,925,532	32,446,903	1,143,987	1.2
Total	4,665,358	29,858,482	33,379,853	1,143,987	1.2

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2016, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2015 was as follows: ordinary income $1,856,255. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $555 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2016, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .30% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus had undertaken, from January 1, 2016 through June 30, 2016 to reduce the management fee paid by the fund, to the extent that the fund’s aggregate annual expenses (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) did not exceed .65% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $3,214 during the period ended June 30, 2016.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor at an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 2016, the fund was charged $21,856 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2016, the fund was charged $11,019 for transfer agency services and $604 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $282.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2016, the fund was charged $3,130 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. During the period ended June 30, 2016, the fund was charged $405 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended June 30, 2016, the fund was charged $4,812 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $23,894, Shareholder Services Plan fees $5,851, custodian fees $2,400, Chief Compliance Officer fees $4,812 and transfer agency fees $1,452, which are offset against an expense reimbursement currently in effect in the amount of $3,214.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended June 30, 2016, amounted to $61,904,464 and $40,361,383, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended June 30, 2016 is discussed below.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange guarantees the financial futures against default. Financial futures open at June 30, 2016 are set forth in the Statement of Financial Futures.

The following summarizes the average market value of derivatives outstanding during the period ended June 30, 2016:

Average Market Value ($)
Interest rate financial futures	989,167

At June 30, 2016, accumulated net unrealized appreciation on investments was $10,293,926, consisting of $10,294,316 gross unrealized appreciation and $390 gross unrealized depreciation.

At June 30, 2016, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 17-18, 2016, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2015, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance ranked second or third of the three funds in the Performance Group in all periods (noting the relatively narrow range of returns of the funds in the Performance Universe in certain periods) and was above the Performance Universe median for all periods except the one-year period when it was below the median. The Board also noted that the fund’s yield performance ranked first of the three funds in the Performance Group for nine of the ten one-year periods ended December 31st, ranking second of the funds in one period. The Board also noted that the fund’s yield performance was above the Performance Universe medians for all of the ten one-year periods ended December 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee, actual management fee and total expenses ranked second of the three funds in the Expense Group and that the fund’s actual management fee was slightly above the Expense Universe median and total expenses were above the Expense Universe median.

Dreyfus representatives noted that Dreyfus currently is limiting the fund’s operating expenses or assuming all or part of the expenses of the fund so that direct fund operating expenses (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.65% of the fund’s average daily net assets. They noted that this expense limitation is voluntary, not contractual, and may be terminated at any time.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board was satisfied with the fund’s overall performance.

• The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreement.

NOTES

For More Information

Dreyfus U.S. Treasury Long Term Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbol:	DRGBX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 0073SA0616

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus U.S. Treasury Long Term Fund

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    August 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

             Bradley J. Skapyak

            President

Date:    August 29, 2016

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    August 29, 2016

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)